amana etfs
Prospectus
 June 24, 2026
Amana Equity Income ETF (AMEI) Amana Growth ETF (AMGR) Amana Developing World ETF (AMEM)
Investments are consistent with Islamic principles.
Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if a Fund’s goals match their own.
Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Shares of the Funds will be listed and traded on the Nasdaq Global Market (“Exchange”). Fund shares are not individually redeemable.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Funds’ Statement of Additional Information (“SAI”) dated June 24, 2026 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY
Amana Equity Income ETF
Investment Objective
Current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective.
Fees and Expenses
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareowner Fees
None.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.76%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.76%
(1)
Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(2)	Based on estimated amounts for the current fiscal year.

Example
This example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other funds. The example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any brokerage commissions that an investor may pay on purchases and sales of Fund shares. Although actual costs may be higher or lower, based on these assumptions, whether an investor does or does not redeem the shares, an investor’s expenses would be:

One Year	Three Years
$78	$243
Portfolio Turnover
The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies
The Fund invests primarily in dividend-paying common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.
The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years. The Fund may invest its uninvested cash in short-term Islamic income-producing investments called murabaha and wakala, as described below.
The Fund principally follows a large-cap value investment style. Common stock purchases are restricted to dividend-paying companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.
The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”).
Except for murabaha and wakala investments, the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower sustainability risks. The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.
The Fund is “non-diversified,” which means that it may invest a larger percentage of its assets in a relatively small number of issuers.
It is the policy of the Fund, under normal circumstances, to invest at least 80% of its total net assets in income-producing equity securities, primarily dividend-paying common stocks.

Because Islamic principles preclude the use of interest-paying instruments, the Fund’s cash positions do not earn interest income. The Fund may invest its cash positions in murabaha and wakala, which are notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Murabaha involves a purchase and sale contract, and wakala involves the operation of an account under the Islamic finance principle of wakala (an agency agreement). These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates. In addition, the Fund may invest cash positions in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.
For cash management purposes, the Fund will seek to gain exposure to murabaha and wakala investments by investing up to 20% of the Fund’s total net assets in a wholly-owned and controlled subsidiary, which is organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests in murabaha and wakala investments and may invest in other short-term Islamic income-producing investments. The Fund invests in the Subsidiary in order to gain exposure to murabaha and wakala investments within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.”
Principal Risks of Investing
As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund’s investors to lose money. The principal risks of investing in the Fund are as follows:
Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.
Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn interest income but, to the extent the Fund invests cash in murabaha or wakala, the Fund will share in the distribution of profits (as opposed to the payment of interest) related to any murabaha or wakala investments.
Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.
Murabaha risk: A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund's agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund's cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).
Wakala risk: When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.
Interest rate risk: The Fund does not invest in interest bearing investments However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.
Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.
Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.
Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to murabaha and wakala in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.
The tax treatment of the Equity Income ETF’s investment in its Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

ETF risk: As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as authorized participants (APs”). Only APs may transact in creation and redemption transactions directly with the Fund, and APs are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other authorized participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.
International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and the Nasdaq Global Market (“Exchange”) are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices, and bid-ask spreads may be greater than those experienced by other funds. In addition, shareowners may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Premium-Discount Risk: There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareowners of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
Secondary Market Trading Risk: Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareowner may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to APs in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Large Shareowner Risk: Certain shareowners may own a substantial amount of the Fund’s shares. Redemptions by large shareowners could have a significant negative impact on the Fund and transactions on the Exchange by large shareowners may have a material upward or downward effect on the market price of the shares.
Non-Diversified fund risk: The Fund may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Fund may experience greater performance volatility than a fund that is more broadly invested.
New fund risk: The Fund is new and does not have shares outstanding as of the date of this Prospectus. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareowner approval and/or at a time that may not be favorable for certain shareowners. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.
Performance
The Fund had not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.saturna.com/products/etf-performance.
Investment Adviser
Saturna Capital Corporation is the Fund’s investment adviser (“adviser”).
Portfolio Managers
Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. Bryce R. Fegley MS, CFA®, CIPM®, and Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, each of whom is a senior investment analyst and portfolio manager of Saturna Capital Corporation, have been deputy portfolio managers for the Fund since its inception.

Sub-Adviser
Vident Asset Management is the Fund’s sub-adviser. The sub-adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions and monitoring of Fund trading activity, subject to the oversight of the adviser and the Fund’s board of trustees.
Portfolio Managers
Mr. Austin Wen, CFA®and Ms. Devin Ryder CFA®, both Senior Portfolio Managers of the sub-adviser, have sub-advised the Fund since its inception.
Purchase and Sale of Fund Shares
Individual shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (i.e., the bid-ask spread). Investors can find information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spread at https://www.saturna.com/products/etf-performance.
Tax Information
Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the adviser or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Amana Growth ETF
Investment Objective
Long-term capital growth, consistent with Islamic principles.
Fees and Expenses
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareowner Fees
None.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.61%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.61%
(1)
Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(2)	Based on estimated amounts for the current fiscal year.

Example
This example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other funds. The example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any brokerage commissions that an investor may pay on purchases and sales of Fund shares. Although actual costs may be higher or lower, based on these assumptions, whether an investor does or does not redeem the shares, an investor’s expenses would be:
One Year	Three Years
$62	$195
Portfolio Turnover
The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies
The Fund invests in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.
The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years.
It is the policy of the Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks that the adviser believes exhibit growth characteristics. The adviser considers a stock to exhibit growth characteristics if, at the time of investment, the stock’s anticipated revenue, earnings, or cash flow growth rate exceeds the nominal growth rate of the U.S. economy over a horizon of at least three years. The Fund principally follows a large-cap growth investment style. The Fund may also invest in smaller and less seasoned companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.
The Fund’s adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”).
The adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower sustainability risks. The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.
The Fund is “non-diversified,” which means that it may invest a larger percentage of its assets in a relatively small number of issuers.

Principal Risks of Investing
As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund’s investors to lose money. The principal risks of investing in the Fund are as follows:
Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.
Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn income.
Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies, and at times may be out of favor with investors. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions. The Fund also tends to favor growth stocks, which tend to trade based on future earnings expectations, and may be more volatile, especially when market expectations are not met.
Small-cap risk: The smaller and less seasoned companies that may be in the Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.
Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the investment adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.
Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

Technology sector risk: The Fund’s investments in technology companies exposes the Fund to risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. A number of technology companies engaged in consumer-facing activities are potentially subject to more aggressive government regulation and intervention in their traditional business activities. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.
ETF risk: As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as authorized participants (“APs”). Only APs may transact in creation and redemption transactions directly with the Fund, and APs are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other authorized participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.
International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and the Nasdaq Global Market (“Exchange”) are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices, and bid-ask spreads may be greater than those experienced by other funds. In addition, shareowners may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Premium-Discount Risk: There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareowners of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
Secondary Market Trading Risk: Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareowner may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to APs in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Large Shareowner Risk: Certain shareowners may own a substantial amount of the Fund’s shares. Redemptions by large shareowners could have a significant negative impact on the Fund and transactions on the Exchange by large shareowners may have a material upward or downward effect on the market price of the shares.
Non-Diversified fund risk: The Fund may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Fund may experience greater performance volatility than a fund that is more broadly invested.
New fund risk: The Fund is new and does not have shares outstanding as of the date of this Prospectus. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareowner approval and/or at a time that may not be favorable for certain shareowners. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.
Performance
The Fund had not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.saturna.com/products/etf-performance.
Investment Adviser
Saturna Capital Corporation is the Fund’s investment adviser (“adviser”).
Portfolio Managers
Mr. Scott F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, and Mr. Jason S. Mitchell MBA, a senior investment analyst of Saturna Capital Corporation, have been deputy portfolio managers of the Fund since its inception.

Sub-Adviser
Vident Asset Management is the Fund’s sub-adviser. The sub-adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions and monitoring of Fund trading activity, subject to the oversight of the adviser and the Fund’s board of trustees.
Portfolio Managers
Mr. Austin Wen, CFA®and Ms. Devin Ryder CFA®, both Senior Portfolio Managers of the sub-adviser, have sub-advised the Fund since its inception.
Purchase and Sale of Fund Shares
Individual shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (i.e., the bid-ask spread). Investors can find information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spread at https://www.saturna.com/products/etf-performance.
Tax Information
Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the adviser or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Amana Developing World ETF
Investment Objective
Long-term capital growth, consistent with Islamic principles.
Fees and Expenses
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareowner Fees
None.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.91%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.91%
(1)
Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(2)	Based on estimated amounts for the current fiscal year.

Example
This example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other funds. The example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any brokerage commissions that an investor may pay on purchases and sales of Fund shares. Although actual costs may be higher or lower, based on these assumptions, whether an investor does or does not redeem the shares, an investor’s expenses would be:
One Year	Three Years
$93	$290
Portfolio Turnover
The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of total net assets in common stocks of companies with significant exposure to countries with developing economies and/or markets. A company has significant exposure to countries with developing economies if: (i) 50% or more of the company’s production assets are located outside the United States; (ii) 50% or more of the company’s revenues are generated outside the United States; or (iii) the company is organized or maintains its principal place of business in countries with developing economies and/or markets. Production assets are the property or equipment used by a company. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.
The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years.
By allowing investments in companies headquartered in more advanced economies yet having the majority of production assets or revenues in the developing world, the Fund seeks to reduce its foreign investing risk.
The Fund principally follows a large-cap value investment style. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.
The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”).
The adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower sustainability risks. The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

The Fund is “non-diversified,” which means that it may invest a larger percentage of its assets in a relatively small number of issuers.
In determining whether a country is part of the developing world, the Fund’s adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.
Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ecuador, Greece, Hungary, India, Indonesia, Jordan, Kuwait, Malaysia, Malta, Mexico, Oman, Panama, Peru, Philippines, Poland, Qatar, Saudi Arabia, Slovenia, South Africa, South Korea, Taiwan, Thailand, Turkey, Vietnam, and United Arab Emirates.
Principal Risks of Investing
As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund’s investors to lose money. The principal risks of investing in the Fund are as follows:
Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.
Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn income.
Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.
Developing world and foreign investing risk: Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

ETF risk: As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as authorized participants (“APs”). Only APs may transact in creation and redemption transactions directly with the Fund, and APs are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other authorized participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.
International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and the Nasdaq Global Market (“Exchange”) are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices, and bid-ask spreads may be greater than those experienced by other funds. In addition, shareowners may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Premium-Discount Risk: There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareowners of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
Secondary Market Trading Risk: Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareowner may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to APs in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Large Shareowner Risk: Certain shareowners may own a substantial amount of the Fund’s shares. Redemptions by large shareowners could have a significant negative impact on the Fund and transactions on the Exchange by large shareowners may have a material upward or downward effect on the market price of the shares.
Non-Diversified fund risk: The Fund may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Fund may experience greater performance volatility than a fund that is more broadly invested.
New fund risk: The Fund is new and does not have shares outstanding as of the date of this Prospectus. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareowner approval and/or at a time that may not be favorable for certain shareowners. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.
Performance
The Fund had not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.saturna.com/products/etf-performance.
Investment Adviser
Saturna Capital Corporation is the Fund’s investment adviser (“adviser”).
Portfolio Managers
Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been deputy portfolio manager for the Fund since its inception.

Sub-Adviser
Vident Asset Management is the Fund’s sub-adviser. The sub-adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions and monitoring of Fund trading activity, subject to the oversight of the adviser and the Fund’s board of trustees.
Portfolio Managers
Mr. Austin Wen, CFA® and Ms. Devin Ryder CFA®, both Senior Portfolio Managers of the sub-adviser, have sub-advised the Fund since its inception.
Purchase and Sale of Fund Shares
Individual shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (i.e., the bid-ask spread). Investors can find information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spread at https://www.saturna.com/products/etf-performance.
Tax Information
Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the adviser or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Objective
The objectives of the Equity Income ETF are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.
The primary objective of the Growth ETF is long-term capital growth, consistent with Islamic principles.
The primary objective of the Developing World ETF is long-term capital growth, consistent with Islamic principles.
There can be no guarantee that the particular investment objectives of a Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of a Fund.
Additional Information About the Funds’ Principal Investment Strategies
The Amana ETFs are designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Funds do not invest in companies primarily engaged in businesses such as tobacco, alcoholic beverages, pornography, insurance, gambling, pork products, and interest-based insurers, banks or finance associations.
The Funds do not make any investments that pay interest. Islamic principles discourage speculation, and the Funds tend to hold investments for several years. The Equity Income ETF may invest its uninvested cash in short-term Islamic income-producing investments called murabaha and wakala.
These criteria limit investment selection and income-earning opportunities more than is customary for mutual funds.
The Funds’ investment adviser, Saturna Capital Corporation, selects investments based on its own security selection policies and compliance policies and procedures. The adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance, who reviews, and consults on, the investment adviser’s compliance policies and procedures so that the investment adviser can ensure that the Funds’ investments meet the requirements of the Islamic faith.
The Amana ETFs favor investing in companies trading for less than the adviser’s assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets, and proven businesses. Once a Fund holds a position in a company, the Fund actively monitors market conditions, industry developments, and other factors that may affect the company or the Fund’s rationale for holding the investment. Although the Funds consider valuation when monitoring their investments, a Fund may not necessarily liquidate a position solely because of relatively high valuation. The Funds actively monitor their investment portfolios but do not engage in high turnover or speculative trading. The Equity Income, Growth, and Developing World ETFs seek companies demonstrating both Islamic and sustainable characteristics. To the extent prohibited by Islamic principles or the adviser’s sustainability criteria, the adviser uses negative screening to exclude issuers primarily engaged in the following activities:

• Alcohol	• Tobacco
• Pork products	• Pornography
• Interest-based banks	• Financial associations and insurers
• Weapons	• Gambling
In selecting equity securities, the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”) to identify issuers believed to have lower sustainability risks.
The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to financial and non-financial sustainability considerations (such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices), the adviser’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser positively screens for issuers that show management stability, capability, and diversity, low debt, strong balance sheets, high-quality operations, cash flow, and a long-term focus. With respect to Islamic fixed income securities, the adviser’s securities analysts utilize the foregoing process as inputs into the adviser’s fundamental analysis of the sustainability risks of Islamic fixed income securities in choosing securities that comply with the Funds’ sustainability screening. The exclusion of fossil fuel exploration, production or refining does not apply to the Funds’ Islamic fixed income investments.
During uncertain or adverse market, economic, political, or other conditions, or the unavailability of attractive investment opportunities, a Fund may adopt a temporary defensive position. The Funds cannot invest in interest-paying instruments frequently used by other funds for this purpose. When markets are unattractive or attractive investments are unavailable, the adviser chooses between continuing to follow the Funds’ investment policies or converting securities to cash or cash equivalents for temporary, defensive purposes. This choice is based on the adviser’s evaluation of market conditions and a Fund’s portfolio holdings. Temporary defensive holdings will be non-interest bearing and may, in whole or in part, not be insured by the Federal Deposit Insurance Corporation (FDIC). In the event a Fund takes such a position, it may not be able to achieve its investment objective.
Equity Income ETF
It is the policy of the Equity Income ETF, under normal circumstances, to invest at least 80% of its total net assets in income-producing equity securities, primarily dividend-paying common stocks. The Equity Income ETF may invest in foreign securities. Typically, foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets.

The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers, which may cause the Fund to experience more volatility than diversified funds.
While cash assets do not contribute to the Equity Income ETF’s primary objective of current income, they do assist its secondary objective of preservation of capital. The Fund intends to manage its cash positions by investing in short-term Islamic income-producing investments.
Growth ETF
It is the policy of the Growth ETF, under normal circumstances, to invest at least 80% of total net assets in common stocks that the adviser believes exhibit growth characteristics. The adviser considers a stock to exhibit growth characteristics if, at the time of investment, the stock’s anticipated revenue, earnings, or cash flow growth rate exceeds the nominal growth rate of the U.S. economy over a horizon of at least three years. The Growth ETF may invest in foreign securities. Typically, foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets.
The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers, which may cause the Fund to experience more volatility than diversified funds.
Cash assets may contribute to the Growth ETF’s objective of long-term capital growth by reducing capital losses that might have occurred had the Growth ETF been fully invested during periods of market decline.
Developing World ETF
It is the policy of the Developing World ETF, under normal circumstances, to invest at least 80% of total net assets in common stocks of companies with significant exposure to countries with developing economies and/or markets.
The Developing World ETF may invest in equity securities of any company, regardless of where it is based, if the adviser determines that the company has significant exposure to countries with developing economies and/or markets. A company has significant exposure to countries with developing economies if: (i) 50% or more of the company’s production assets are located outside the United States; (ii) 50% or more of the company’s revenues are generated outside the United States; or (iii) the company is organized or maintains its principal place of business in countries with developing economies and/or markets.
Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ecuador, Greece, Hungary, India, Indonesia, Jordan, Kuwait, Malaysia, Malta, Mexico, Oman, Panama, Peru, Philippines, Poland, Qatar, Saudi Arabia, Slovenia, South Africa, South Korea, Taiwan, Thailand, Turkey, Vietnam, and United Arab Emirates.
The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers, which may cause the Fund to experience more volatility than diversified funds.

Cash assets may contribute to the Developing World ETF’s objective of long-term capital growth by reducing capital losses that might have occurred had the Developing World ETF been fully invested during periods of market decline.
Equity Income ETF - Investments in Wholly-Owned Subsidiary
The Equity Income ETF may invest up to 20% of its total net assets in its Subsidiary for the purpose of gaining exposure to Islamic income-producing investments (murabaha and wakala) for its cash positions. Under normal conditions, the Fund’s Subsidiary, whose principal investment strategy and risks are identical to those of the Equity Income ETF, invests in murabaha, and wakala. The Subsidiary complies with provisions of the Investment Company Act of 1940 relating to affiliated transactions and custody (Section 17). The Internal Revenue Code of 1986, as amended, limits the investments of the Equity Income ETF, in its Subsidiary to no more than 25% of the Fund’s total net assets, as measured at the end of each quarter of the Fund’s taxable year. The Subsidiary is organized under the laws of the Cayman Islands and is wholly-owned and controlled by the Fund. The Equity Income ETF invests in its Subsidiary in order to gain exposure to the investment returns of murabaha, and wakala within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is accounted for on a consolidated basis with the Fund. The Equity Income ETF complies with the provisions of the Investment Company Act of 1940 governing investment policies (Section 8) on an aggregate basis with its Subsidiary and, in particular, with the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and shares described elsewhere in this Prospectus and in the Statement of Additional Information (SAI). The Equity Income ETF complies with the provisions of the Investment Company Act of 1940 governing capital structure and leverage (Section 18) on an aggregate basis with its Subsidiary so that the Fund treats the Subsidiary’s debt as its own for purposes of Section 18.
The Equity Income ETF does not intend to create or to acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund (“primarily controlled” means (1) the registered fund controls the unregistered entity within the meaning of Section 2(a)(9) of the Investment Company Act of 1940, and (2) the registered fund’s control of the unregistered entity is greater than that of any other person).
The Equity Income ETF is the sole shareowner of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.
Additional Information about the Funds’ Principal Risks
All investments, including those in ETFs, entail risks that could cause a Fund and the Fund’s investors to lose money. The risks identified below are the principal risks of investing in the Funds. The summary section for each Fund lists the principal risks applicable to the Fund.
Investing in securities entails both market risks and risk of price variation in individual securities. Islamic principles restrict the Funds’ ability to invest in certain stocks and market sectors, such as financial companies and conventional fixed-income securities. This may limit investment opportunities and may adversely affect the Funds’ performance.
Equity Income ETF, Growth ETF, and Developing World ETF
Sustainable investing risk: Applying sustainability criteria (“Sustainability Criteria”) to the investment process may exclude or reduce exposure to securities of certain issuers, which could limit the Funds’ opportunity set compared to funds that do not use Sustainability Criteria, and the Funds’ performance may at times be better or worse than the performance of funds that do not use Sustainability Criteria. Sustainability Criteria data, including data obtained from third-party providers, may be incomplete, inaccurate, inconsistent, or unavailable, which could adversely affect the analysis of a particular investment. It is possible that the investments identified by the Funds’ adviser (Saturna Capital Corporation) as being aligned with its Sustainability Criteria will not perform as expected. The adviser could sell such positions at a disadvantageous time if an issuer no longer meets the Sustainability Criteria. While the adviser’s views on Sustainability Criteria comport with Islamic investment principles, investors may differ in their view of Sustainability Criteria. Thus, the Funds may invest in issuers that do not reflect the views of any particular investor. The regulatory landscape with respect to Sustainability Criteria is still under development. Future regulations and/or rules adopted by applicable regulators could require the Funds to change or adjust their investment process with respect to the Sustainability Criteria. The adviser does not apply Sustainability Criteria to the Islamic income-producing investments (murabaha and wakala).

Non-Diversified fund risk: A non-diversified Fund may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Fund may experience greater performance volatility than a fund that is more broadly invested.
Growth ETF, Developing World ETF
Growth investing: The Funds may invest primarily in growth stocks, which may be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall, and declines may be significant when a stock had been supported by significant investor speculation. During market cycles when growth investing is out of favor, selling growth stocks at desired prices may be more difficult.
Developing World ETF
Developing market risk: Investing in countries of the developing world may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.
All Funds
Market risk: The market value of securities will fluctuate, sometimes significantly and unpredictably. The securities markets are also susceptible to data imprecision, technology malfunctions, operational errors, and similar factors that may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Changes in value may be temporary or may last for extended periods. A slow-growing economy, or an inflationary or a recessionary environment, may adversely impact securities markets and prices of securities in which the Funds invest. Economies and financial markets throughout the world are becoming increasingly interconnected. Local, regional, or global events such as civil disobedience, insurrection, war, acts of terrorism, the spread of infectious disease or other public health issues, or other events could have a significant impact on the Funds and their investments. As a result, events or conditions that impact the economies or securities markets may adversely impact the Funds even if they are not invested primarily in those economies or markets.
Active management risk: Despite strategies designed to achieve the Funds’ investment objectives, the value of investments will change with market conditions. Securities selected for the Funds may not perform as Saturna Capital Corporation, the Funds’ adviser, expects. Additionally, securities selected may cause the Funds to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that the adviser will effectively assess the Funds’ portfolio characteristics and it is possible that its judgments regarding the Funds’ exposures may prove incorrect. In addition, actions taken to manage the Funds’ exposures, including risk, may be ineffective and/or cause the Funds to underperform.

Fundamental investing risk: A fundamental investment approach uses research and analysis of a variety of factors to select securities. That research and analysis may be incorrect or, if correct, may not be reflected by the market. Fundamental analysis is inherently subject to the risk of nobody being able to identify all the relevant factors. In addition, the macro-economic factors considered by the Funds’ adviser may be difficult to evaluate or implement. Fundamental investing is also inherently subject to differences between the prices of securities and their value as determined by a fundamental investment approach. A fundamental investment approach may cause the Funds to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Significant positions risk: The Funds invest according to varying investment objectives, and no Fund attempts to replicate a broad index. Seeking to outperform both broad indices and other funds, the Funds generally overweight positions in various sectors, industries, and issuers. In pursuing its respective investment objectives, for example, the Growth ETF may overweight the technology sector. Significant positions in sectors, industries, and issuers will wax and wane over time. Adverse developments in a Fund’s holdings may have a greater impact on a Fund that has an overweight position than a fund or index that is not similarly overweight a sector, industry, or issuer.
The types of investments favored by the markets also change over time, and a Fund’s investment style may hinder its comparative returns. Inflationary periods tend to favor newer, more volatile issuers than those that weather recessions and deflation. The Amana ETFs’ investment style allows significant positions in established issuers, industries, and sectors and they may underperform during periods of loose fiscal and monetary policies.
Foreign investing risk: Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.
Credit risk: Investing in certificates, notes, and similar securities subjects the Funds to credit risk, which is the risk that a security issuer may not be able pay its obligations when due, thus reducing the value of a Fund’s portfolio holdings.
Interest rate risk: The Funds do not invest in interest bearing investments. However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Investing in securities related to the fixed-income markets subjects the Funds to interest rate risk, which is the risk that a rise in prevailing interest rates generally causes the price of such securities to fall.
Subsidiary risk (Equity Income ETF only): By investing in a Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in its respective Subsidiary, the Fund does not have the same protections offered to shareowners of registered investment companies.
The Fund and its Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing, and/or amount of the Funds’ taxable income or any gains or distributions made by the Fund.

Tax risk (Equity Income ETF only): To qualify as a regulated investment company (“RIC”), a Fund must meet certain requirements concerning the source of its income. The Fund’s investment in its Subsidiary is intended to provide exposure to investments in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject a Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.
The Internal Revenue Service (“IRS”) has issued regulations providing that income inclusions from a RIC subsidiary such as each Subsidiary will constitute qualifying income for the RIC whether or not the income is distributed to the RIC. These regulations are consistent with the conclusions in private letter rulings the IRS had previously issued, and they remove the uncertainty that existed as a result of earlier proposed regulations providing that only distributions a subsidiary makes to the RIC out of its earnings and profits for the applicable tax year would so qualify. The tax treatment of a Fund’s investment in its respective Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/ or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code or otherwise affect the character, timing, and/ or amount of a Fund’s taxable income or any gains or distributions made by a Fund.
Murabaha risk (Equity Income ETF only): The Fund may invest in murabaha. A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund’s agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund’s cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).
Wakala risk (Equity Income ETF only): The Fund may invest in wakala. Wakala, which means “agency agreement” are Islamic finance instruments. Typically, a bank, as agent, raises funds for investment in various activities. As agent, the bank monitors these investment activities. The bank and investors, like the Fund, share in the profit and risk of loss with respect to these investment activities.
ETF risk: As ETFs, the Funds are subject to the following risks:
Authorized Participants Concentration Risk: The Funds may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Funds’ distributor may engage in creation or redemption transactions directly with the Funds. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Fund shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.
Cash Transactions Risk: The Funds may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent a Fund effects creations and redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because a Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareowners to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareowners to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Funds’ investments trade in markets that are closed when the Funds and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of a Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV.
Large Shareowner Risk: Certain shareowners may own a substantial amount of a Fund’s shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareowner would not redeem its investment. Dispositions of a large number of shares by these shareowners may adversely affect a Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. To the extent these large shareowners transact in Fund shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Premium-Discount Risk: The Funds’ shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing shares or receive less than NAV when selling shares. The NAV of a Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the Exchange. The trading price of shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by a Fund. The market price of shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of a Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the shares’ market price and NAV. Such divergence is more likely under stressed market conditions.
Secondary Market Trading Risk: Investors buying or selling Fund shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase shares. In times of market stress, market makers and APs can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Operational Risk (All Funds)
An investment in an Amana ETF, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel, and errors caused by third-party service providers. A Fund may be affected by international, US, state, or local political events, including the action or inaction of governments, their instrumentalities, or quasi-governmental organizations, which may negatively impact economic conditions and businesses’ operating environments. Future government regulation and/or intervention could also change the way in which a Fund is regulated or affect the expenses incurred directly by a Fund. Regulatory uncertainty and political or governmental action or inaction may affect the value of a Fund’s investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions, and other destabilizing events that adversely affect a Fund’s, or their service providers’ ability to conduct business. The Funds seek to minimize such events through controls and oversight, but there may still be events or failures that could cause losses to the Funds. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through intentional and unintentional breaches in cyber security. A breach in cyber security may cause the Funds or their service providers to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. The Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used, or disclosed.
Please refer to the Funds’ Statement of Additional Information for further details about the risks of investing in the Funds.
INVESTMENT ADVISER
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is each Fund’s investment adviser and administrator (“adviser”). Founded in 1989, Saturna Capital Corporation has approximately $10.5 billion in assets under management. It is also the adviser to four other mutual funds that are series of Amana Mutual Funds Trust, to another investment company, Saturna Investment Trust, and to separately managed accounts.
The adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ respective objectives, policies, and restrictions, subject to the authority of and supervision by the Board of Trustees. The adviser continuously reviews, supervises, and administers the Funds’ investment programs. The adviser has entered into an investment advisory agreement (“Advisory Agreement”) with respect to each Fund. Pursuant to that Advisory Agreement, each Fund pays the adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
Amana Equity Income ETF	0.76%
Amana Growth ETF	0.61%
Amana Developing World ETF	0.91%
The adviser agrees to pay all expenses of the Funds, except for the (i) the compensation payable to the adviser under the Advisory Agreement, (ii) payments under a Fund’s Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), and (vii) litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to each will be available in the Funds’ Form N-CSR for the period ending November 30, 2026.
SUB-ADVISER
Vident Advisory, LLC, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, serves as the sub-adviser to each Fund. As of April 30, 2026, the sub-adviser had approximately $25.6 billion under management. The sub-adviser is responsible for trading portfolio securities for each Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the adviser and the Fund’s board of trustees.
The adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreement”) with respect to each Fund. Pursuant to that Sub-Advisory Agreement, the adviser will pay the sub-adviser an annual minimum fee of $40,000 (waived for the first six months) and:
(i)	04% for Fund assets up to $250 million;
(ii)	03% for Fund assets between $250 and $500 million; and
(iii)	02% for Fund assets above $500 million
A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement with respect to each will be available in the Funds’ Form N-CSR for the period ending November 30, 2026.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the adviser, who provide services to the Funds. Shareowners are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareowners are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareowners acting on their own behalf.
PORTFOLIO MANAGERS
Mr. Scott Klimo CFA®, chief investment officer at Saturna Capital Corporation, joined the firm in 2012 and has been a portfolio manager primarily responsible for the day-to-day management of the Growth ETF since its inception.
Mr. Monem A. Salam MBA is executive vice president, a director, and a global portfolio manager for Saturna Capital Corporation. He joined the firm in 2003 and has been a portfolio manager of the Equity Income ETF since its inception, a portfolio manager of the Developing World ETF since its inception, and a deputy portfolio manager of the Growth ETF since its inception.
Mr. Bryce R. Fegley MS, CFA®, CIPM®, is a senior investment analyst and portfolio manager for Saturna Capital Corporation. He joined the firm in 2001 and has been a deputy portfolio manager for the Equity Income ETF since its inception.
Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, is a senior investment analyst and portfolio manager for Saturna Capital Corporation. He joined the firm in 2019 and has been a deputy portfolio manager of the Equity Income ETF and the Developing World ETF since the Funds’ inception.

Mr. Jason S. Mitchell MBA, a senior investment analyst of Saturna Capital Corporation, joined the firm in 2025 and has been deputy portfolio manager of the Growth ETF since its inception. Prior to joining Saturna Capital Corporation, Mr. Mitchell served as a portfolio manager/analyst at Cercano Asset Management from 2022-2024 and served as Director and Senior Analyst at Bank of America Securities Japan from 2018-2021.
Mr. Austin Wen, CFA® and Ms. Devin Ryder CFA®, both senior portfolio managers of the sub-adviser, have sub-advised each Fund since its inception. Mr. Wen has over a decade of investment experience, specializing in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Ms. Ryder has over five years of industry experience.
See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of Amana ETFs and other funds they manage.
OTHER SERVICE PROVIDERS
Brown Brothers Harriman & Co. serves as the transfer agent and custodian to the Funds. The transfer agent and custodian maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services.
Paralel Distributors LLC (“Distributor”) serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.
BUYING AND SELLING FUND SHARES
Shares of the Funds may be purchased or redeemed directly from a Fund only in Creation Units or multiples thereof. Only a broker-dealer (an “Authorized Participant” or “AP”) that enters into an Authorized Participant Agreement with the Funds’ Distributor may engage in creation and redemption transactions directly with the Funds. Purchases and redemptions directly with the Funds must follow the Funds’ procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.
Once purchased (i.e., created) by an AP, Fund shares are listed on the Exchange and trade in the secondary market. When you buy or sell a Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in a Fund and no minimum number of shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by the Funds.
The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When the Exchange is open, shares will be listed and traded on the Exchange under the following symbols:

Fund	Ticker Symbol
Amana Equity Income ETF	AMEI
Amana Growth ETF	AMGR
Amana Developing World ETF	AMEM

For more information on how to buy and sell shares of the Funds, please contact your broker or dealer, or call (800) 728-8762 or visit www.Amanafunds.com.
VALUATION OF FUND SHARES
The net asset value per share of each Fund is the total value of Fund assets attributable to shares of the Fund minus the liabilities attributable to the Fund, divided by the total number of shares outstanding for the Fund. Because the value of a Fund’s portfolio securities changes every business day, its net asset value usually changes as well.
Each Fund computes its daily net asset value using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund net asset value is not determined on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. When this occurs, a fair value for such security is determined in good faith under the direction of the Board of Trustees. The Board of Trustees has designated the adviser (Saturna Capital Corporation) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the adviser, subject to the Board of Trustees’ oversight. Using fair value to price a security may result in a value different from the security’s most recent closing price and from the prices used by other  funds to calculate their share prices.
Foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of a foreign market and before the share price computation may have a material effect on foreign security prices. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.
The Equity Income ETF may invest up to 20% of its total assets in its Subsidiary for the purpose of investing its cash positions. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same pricing and valuation methodologies described above to price its shares.
Additional information about portfolio security valuation, including foreign securities, is contained in the Fund’s Statement of Additional Information (SAI).
PREMIUM/DISCOUNT INFORMATION
Information showing the number of days the market price of a Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Funds’ website at https://www.saturna.com/products/etf-performance. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds maintain a website at https://www.saturna.com/products/etf-performance. Among other things, this website includes this Prospectus and the SAI, and will include the Fund’s annual and semi-annual reports (when available), certain market price information about shares, daily NAV and a historical comparison of the shares’ market prices to NAV.
In addition, each day the Funds are open for business, each Fund’s full portfolio holdings as of the close of the previous day are disseminated through the website. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (SAI).
ACTIVE INVESTORS AND MARKET TIMING
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds’ shares because each Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant (“AP”) and the Distributor, and such direct trading between a Fund and APs is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Funds directly and therefore does not cause the Funds to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The Funds reserve the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
INVESTMENTS BY REGISTERED INVESTMENT COMPANIES
Section 12(d)(1) of the Investment Company Act of 1940 (“1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) in reliance on rules adopted by the Securities and Exchange Commission, particularly Rule 12d1-4 under the 1940 Act, or any other applicable exemptive relief.
CONTINUOUS OFFERING
The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
DISTRIBUTION AND SERVICE PLAN
Each Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareowner services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
Fund Distributions
Each Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareowners at least annually. A Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareowners as “income dividends.” A Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareowners as “capital gain dividends.”
Brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareowners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

Taxes
The following is a summary of the material federal income tax considerations applicable to an investment in shares. This summary is based on the Code and the regulations thereunder as in effect on the date of this Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareowner holds shares as “capital assets” (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareowners who hold shares through a partnership (or other pass-through entity) or to shareowners subject to special tax rules. Prospective shareowners are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.
As with any investment, you should consider how your investment in shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares.
Federal Income Tax Status of the Funds
Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, a Fund (but not its shareowners) generally pays no federal income tax on the net income and net realized gains it distributes to its shareowners.
Taxes on Distributions
Distributions from a Fund’s net investment income (other than “qualified dividend income” (“QDI”)), including distributions of the Fund’s net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital loss (“net capital gain”) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by a Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by a Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from the Fund will be subject to a 3.8% tax on the lesser of the shareowner’s (a) “net investment income” or (b) “modified adjusted gross income” exceeding $200,000 (or $250,000 if married and filing jointly) (“Investment Income Tax”).
If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.
A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareowner, which would, subject to certain limitations, generally allow the shareowners to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases a Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
If you are a resident or a citizen of the United States, back-up withholding will apply to your distributions and proceeds of sales of shares if you have not provided a correct social security or other taxpayer identification number and made other required certifications or if otherwise required by the Internal Revenue Service (“IRS”).
Taxes on Exchange-Listed Shares Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Gains recognized from the sale or exchange of shares will be subject to the Investment Income Tax. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareowner. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted, on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.
Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of shares and at what price you purchased or redeemed them.
Additional Information
Shareowners that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareowners. An exception from withholding also applies to properly reported “interest-related dividends” and “short-term capital gain dividends.”
Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareowners may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local, and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.
HOUSEHOLDING POLICY
It is the policy of the Funds to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareowners who share the same mailing address and share the same last name. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 or calling us at: (800) 728-8762.
Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.
ADDITIONAL INFORMATION
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareowner, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the adviser, who provide services to the Funds. Shareowners are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareowners are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareowners acting on their own behalf.
FINANCIAL HIGHLIGHTS
The financial highlights tables, when available, are intended to help you understand the Fund’s financial performance for the period of the Fund’s operation. The Fund is newly organized and therefore had not yet had any operations as of the date of this Prospectus and does not have financial highlights to present at this time.

Appendix – Related Performance Information of Similar Accounts
Amana Equity Income ETF
The Amana Equity Income ETF (the “Fund”) has recently commenced operations and has no performance history. Saturna Capital Corporation (“Saturna Capital”) manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund, and the table below provides supplemental performance information for the Halal Equity Income Composite which is a composite of all such accounts (the “Composite”). The Composite performance information does not represent the performance of the Fund. It is provided to illustrate the past performance of Saturna Capital in managing the Composite. In addition, the performance is shown against the Bloomberg 500 Total Return Index (the “Index”). The Fund’s portfolio management team is the same team that is responsible for managing the account that constitutes the Composite.
The historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance. The Composite started in 2006 and at all times has been comprised of one account. The market value of the single account which comprises the Composite has ranged from $53,000,000 as of December 31, 2005 to $2,127,000,000 as of December 31, 2025. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The Composite has been constructed in compliance with the Global Investment Performance Standards (GIPS®) standards. You should not assume that the Fund will have the same performance as the Composite. An investment in the Fund can lose value.
Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.
The Composite’s net performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Fund’s performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2025
	Inception Date of Composite	Year to Date 12/31/2025	1 Year	3 Years	5 Years	10 Years
Composite (net of account fees)[1]	1/1/2006	16.65	16.65	14.54	11.05	11.94
Bloomberg 500 Total Return Index		15.40	15.40	23.83	14.17	15.02
1 Net of fee numbers are presented net of an annual model fee of 0.75%.

Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund’s return will be reduced by the estimated total expenses of the Fund for its initial fiscal period as presented in the fee table included in this Prospectus, including management fees. The total annual fund operating expenses for the Fund in the fee table are higher than the annual model fee of the Composite, and therefore the Fund’s return would have been lower. Composite (net of account fees) returns are calculated using an annual model fee of 0.75%, which is equal to the actual fee, excluding custody fees, incurred by an account in the Halal Equity Income Composite or the highest tier of a fee schedule for an account in the Halal Equity Income Composite, whichever is higher. Periods greater than one year are annualized. Actual expenses may vary among clients with the same investment strategy.
The Index is a float market-cap weighted benchmark of the 500 most highly capitalized US companies.
It is not possible to invest directly in the Index. Unlike the accounts in the Composite (and the Fund), the Index does not incur fees or expenses.
Amana Growth ETF
The Amana Growth ETF (the “Fund”) has recently commenced operations and has no performance history. Saturna Capital Corporation (“Saturna Capital”) manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund, and the table below provides supplemental performance information for the Halal Growth Equity Composite which is a composite of all such accounts (the “Composite”). The Composite performance information does not represent the performance of the Fund. It is provided to illustrate the past performance of Saturna Capital in managing the Composite. In addition, the performance is shown against the Bloomberg 500 Total Return Index (the “Index”). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.
The historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance. The Composite started in 2006 and was comprised of one account with $137,000,000 in market value as of December 31, 2005. Since that time, the number of accounts in the Composite has ranged from one to three accounts and the market value of the Composite has ranged from $137,000,000 to, as of December 31, 2025, $5,955,000,000. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The Composite has been constructed in compliance with the Global Investment Performance Standards (GIPS®) standards. You should not assume that the Fund will have the same performance as the Composite. An investment in the Fund can lose value.
The Composite includes accounts that are not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Internal Revenue Code of 1986. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.
The Composite’s net performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Fund’s performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2025
	Inception Date of Composite	Year to Date 12/31/2025	1 Year	3 Years	5 Years	10 Years
Composite (net of account fees) [1]	1/1/2006	17.74	17.74	19.74	12.79	16.62
Bloomberg 500 Total Return Index		15.40	15.40	23.83	14.17	15.02
1 Net of fee numbers are presented net of an annual model fee of 0.75%.
Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund’s return will be reduced by the estimated total expenses of the Fund for its initial fiscal period as presented in the fee table included in this Prospectus, including management fees. Composite (net of account fees) returns are calculated using an annual model fee of 0.75%, which is equal to the actual fee, excluding custody fees, incurred by an account in the Halal Growth Equity Composite or the highest tier of a fee schedule for an account in the Halal Growth Equity Composite, whichever is higher. Periods greater than one year are annualized. Actual expenses may vary among clients with the same investment strategy.
The Index is a float market-cap weighted benchmark of the 500 most highly capitalized US companies.
It is not possible to invest directly in the Index. Unlike the accounts in the Composite (and the Fund), the Index does not incur fees or expenses.
Amana Developing World ETF
The Amana Developing World ETF (the “Fund”) has recently commenced operations and has no performance history. Saturna Capital Corporation (“Saturna Capital”) manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Halal Emerging Market Equity Composite which is a composite of all such accounts (the “Composite”). The Composite performance information does not represent the performance of the Fund. It is provided to illustrate the past performance of Saturna Capital in managing the Composite. In addition, the performance is shown against the Bloomberg Emerging Markets Large, Mid & Small Cap Total Return Index (the “Index”). The Fund’s portfolio management team is the same team that is responsible for managing the account that constitutes the Composite.
The historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance. The Composite started in 2009 and at all times has been comprised of one account. The market value of the single account which comprises the Composite has ranged from $1,400,000, as of December 31, 2009, to $158,000,000, as of December 31, 2025. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The Composite has been constructed in compliance with the Global Investment Performance Standards (GIPS®) standards. You should not assume that the Fund will have the same performance as the Composite. An investment in the Fund can lose value.
Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

The Composite’s net performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Fund’s performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2025
	Inception Date of Composite	Year to Date 12/31/2025	1 Year	3 Years	5 Years	10 Years
Composite (net of account fees)[1]	10/1/2009	20.25	20.25	13.54	9.13	7.11
Bloomberg Emerging Markets Large, Mid & Small Cap Total Return Index		28.39	28.39	15.10	4.51	8.92
1 Net of fee numbers are presented net of an annual model fee of 0.75%.
Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund’s return will be reduced by the estimated total expenses of the Fund for its initial fiscal period as presented in the fee table included in this Prospectus, including management fees. The total annual fund operating expenses for the Fund in the fee table are higher than the annual model fee of the Composite, and therefore the Fund’s return would have been lower. Composite (net of account fees) returns are calculated using an annual model fee of 0.75%,  which is equal to the actual  fee, excluding custody fees, incurred by an account in the Halal Emerging Market Equity Composite or the highest tier of a fee schedule for an account in the Halal Emerging Market Equity Composite, whichever is higher. Periods greater than one year are annualized. Actual expenses may vary among clients with the same investment strategy.
The Index is a float market-cap-weighted equity benchmark that covers the top 99% of market cap of the measured market. It is not possible to invest directly in the Index. Unlike the accounts in the Composite (and the Fund), the Index does not incur fees or expenses.
Additional information about each Fund’s investments and operations is available in the Funds’ annual and semi-annual shareowner reports and in Form N-CSR. Each Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. The Statement of Additional Information (SAI) contains more details, and is incorporated in this Prospectus by reference.
To obtain free copies of these documents and other information, such as the Funds’ financial statements, and to make shareowner inquiries, please contact us at:
Saturna Capital Corporation
1300 N. State St., Bellingham, WA 98225
1-800-728-8762 1-800-SATURNA

Amana Mutual Funds Trust
1-888-732-6262     www.amanafunds.com
Copies of the Statement of Additional Information and the annual and semi-annual reports, and other information such as the Funds’ financial statements, are also available on our website, www.amanafunds.com.
Information about each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Funds’ website, https://www.saturna.com/products/etf-performance.
Reports and other information about the Trust are also available on the SEC’s EDGAR database (www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by e-mail request to publicinfo@sec.gov.
Investment Company Act File # 811-04276.

Amana Mutual Funds Trust
Amana ETFs

Equity Income ETF	Growth ETF	Developing World ETF

(AMEI)	(AMGR)	(AMEM)

Statement of Additional Information
June 24, 2026

1300 N. State Street
Bellingham, Washington 98225
360-734-9900
888-732-6262
www.Amanafunds.com

Shares are listed on the Nasdaq Global Market (“Exchange”).

This SAI describes the Amana Equity Income ETF, Amana Growth ETF, and Amana Developing World ETF (each a “Fund” and together, the “Funds”), each a series of Amana Mutual Funds Trust (“Trust”). The Trust is an open-end registered management investment company under the Investment Company Act of 1940, as amended.

Saturna Capital Corporation (“Adviser”) serves as the investment adviser to the Funds. Vident Advisory, LLC (“Sub-Adviser”) serves as the sub-adviser to the Funds. Paralel Distributors LLC (“Distributor”) serves as the distributor for the Funds. Brown Brothers Harriman & Co.  serves as the Funds’ custodian and transfer agent. UMB Fund Services, Inc. serves as the Funds’ administrator.

Shares are neither guaranteed nor insured by the U.S. Government.

This SAI, dated June 24, 2026, is not a prospectus. It should be read in conjunction with the Funds’ prospectus, dated June 24, 2026, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the prospectus, unless otherwise noted. A copy of the prospectus and the Funds’ shareholder reports, when they are available, may be obtained without charge by writing to the Distributor, calling (800)728-8762, or visiting www.Amanafunds.com.

i

Trust History
This SAI describes the Amana Equity Income ETF, Amana Growth ETF, and Amana Developing World ETF (each, a “Fund” and together, the “Funds”), each of which is a separate ongoing series of Amana Mutual Funds Trust (the “Trust”). The Funds are newly organized as of, and had no operations prior to, the date of this SAI.
The Trust was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. The Trust has four additional series that operate as mutual funds and are described in a separate prospectus and statement of additional information: the Amana Income Fund, Amana Growth Fund, Amana Developing World Fund and Amana Participation Fund.
The Board of Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
The offering of shares of the Funds (“Shares”) is registered under the Securities Act of 1933.
Each Fund operates as an exchange-traded fund (“ETF”) and offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit). Similarly, Shares are redeemable by a Fund only in Creation Units. Only Authorized Participants (as defined in the “Creation and Redemption of Creation Units” section of this SAI) who have entered into contractual arrangements with the Funds’ Distributor may enter into Creation Unit transactions with a Fund on behalf of themselves or their customers. Creation Units of the Funds are issued and redeemed generally in exchange for a basket of securities (“Basket”), that may include a specified cash payment, or, in certain circumstances, for an all cash payment. Unlike shares of mutual funds, Fund Shares are not individually redeemable securities.
Shares are or will be listed and traded on the Exchange identified on the cover of this SAI. Once created, Shares generally trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day, in amounts less than a Creation Unit. Such market prices may be lower, higher or equal to a Fund’s NAV.  Accordingly, when transacting in the secondary market, investors may pay more than a Fund’s NAV when purchasing Shares and may receive less than the Fund’s NAV when selling Shares. They may also be subject to brokerage commissions and charges.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in the case of redemptions in accordance with requirements of the US Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section of this SAI for more information. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Fund Descriptions, Investments, and Risks
Classification
Amana Mutual Funds Trust is designed to meet the needs of various investors, and the particular needs of Muslims, by investing in accordance with Islamic principles. The Funds are open to any investor.
The Trust is technically known as an “open-end management investment company.” The Trust is a “series trust” that presently offers seven separate funds for investors: the three ETFs described in this SAI, Amana Equity Income ETF, Amana Growth ETF, and Amana Developing World ETF, as well as four mutual funds which are described in a separate prospectus and statement of additional information; Amana Income Fund, Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund. Each of the mutual funds other than the Amana Participation Fund operate as diversified funds, while the Funds and the Amana Participation Fund, operate as non-diversified funds.
Investment Strategies and Risks
The Prospectus and Summary Prospectuses describe the principal investment strategies of each Fund and principal risks of those strategies.
The Funds pursue these investment strategies by purchasing equity securities, and other Islamic finance instruments. The Funds may not purchase preferred stocks.
In accordance with Islamic principles, the Funds shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness.
The Funds may use income-producing investments to the extent the Board of Trustees and Islamic consultants engaged by Saturna Capital Corporation, the Funds’ investment adviser (“Adviser”) agree that those investments are consistent with Islamic principles. Short-term investments are securities that mature or have a remaining maturity of 12 months or less from the date of purchase. Most ordinary mutual funds use a variety of interest-paying investments for short-term needs. Because the Funds may not receive interest from their investments, the Funds cannot use them. A limited amount of Islamic income-producing investments that do not pay interest are available. The Funds may invest in them when such opportunities are suitable for the Funds.
The Adviser selects investments that to its knowledge do not violate the requirements of the Islamic faith at the time of investment, based on its own security selection policies and compliance procedures. The Adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance, who reviews, and consults on, the investment adviser’s compliance policies and procedures so that the investment adviser can ensure that the Funds’ investments meet the requirements of the Islamic faith.

1

Fund Policies
The objectives of the Equity Income ETF are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective. The objective of the Growth ETF is long-term capital growth, consistent with Islamic principles. The objective of the Developing World ETF is long-term capital growth, consistent with Islamic principles.
In addition to the following fundamental policies, the Board of Trustees has instructed that investments not be made in preferred stocks and that the Funds should favor no-debt and low-debt companies. In accordance with Islamic principles, the Funds shall not make any investments that pay interest. These investment objectives, and the policies that follow, are fundamental policies and cannot be changed without approval by vote of a majority of the outstanding shares of the Fund. Other restrictions in the form of operating policies are subject to change by the Trust’s Board without shareowner approval.
Senior Securities
Each Fund shall not issue senior securities.
Borrowing
Each Fund shall not borrow money, except for emergency purposes, including facilitation of heavy redemption requests, and then only in amounts not exceeding 10% of the then net liquidating value of the Fund’s assets. The Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings.
Underwriting
Each Fund shall not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, in connection with the purchase and sale of portfolio securities.
Industry Concentration
Each Fund shall not concentrate its investments in any particular industry, and no investment shall be made if such investment at the time made would cause more than 25% of the total assets of the Fund, taken at market value or fair value as determined by the Trustees, to be invested in securities of issuers in any one industry.
Real Estate and Commodities
Each Fund shall not engage in the purchase or sale of real estate, commodities, or commodity contracts except as may be acquired by the Fund in connection with a merger, consolidation, reorganization, or in satisfaction of a debt.
Loans
Each Fund shall not make loans, except that a Fund may, subject to applicable restrictions imposed by law, make loans of portfolio securities to brokers or dealers in corporate or governmental securities, banks, or other recognized institutional borrowers of securities against no less than 100% cash or equivalent collateral if immediately thereafter the aggregate market value of securities loaned shall not exceed 33% of the market value of its total assets.

Diversification
Under the Investment Company act of 1940, as amended and the regulations promulgated thereunder, a diversified fund, with respect to 75% of its total assets, shall not: (1) purchase more than 10% of the outstanding securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the US government or its agencies or instrumentalities. This restriction does not apply to the Funds. Each Fund operates as a non-diversified Fund.
Short Sales
Each Fund shall not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without the payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
Temporary Defensive Position
The Funds may use short-term income-producing investments to the extent the Board of Trustees and Saturna’s Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments that meet Islamic and mutual fund requirements are currently limited in the United States.
During uncertain or adverse market, economic, political, or other conditions, or the unavailability of attractive investment opportunities, a Fund may adopt a temporary defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive, the Adviser chooses between continuing to follow the Funds’ investment policies or converting securities to cash or cash equivalents for temporary, defensive purposes. These holdings will be non-interest bearing and may, in whole or in part, not be insured by the Federal Deposit Insurance Corporation (FDIC). Taking a temporary defensive position may adversely impact achievement of the Funds’ investment objectives. This choice is based on the Adviser’s evaluation of market conditions and a Fund’s portfolio holdings. In the event a Fund takes such a position, it may not be able to achieve its investment objective.
Cayman Island Subsidiary
The Equity Income ETF may invest up to 20% of its total net assets in its own wholly-owned Subsidiary (a "Subsidiary") for the purpose of gaining exposure to Islamic income-producing investments (murabaha and wakala) for its cash positions. The Subsidiary is organized under the laws of the Cayman Islands, the registered offices of which is located at Solomon Harris, 53 Market Street, Unit 3211, Camana Bay, PO Box 1990, Grand Cayman KY1-1104, Cayman Islands. The Equity Income ETF will be the sole shareholder of its Subsidiary, and does not expect shares of its Subsidiary to be offered or sold to other investors. The Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") limits the amount that the Fund can invest in its Subsidiary up to 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary's value), as measured at the end of each quarter of its taxable year.

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The Equity Income ETF further limits its investment in its subsidiary to 20% of the value of its total net assets.
To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and Fund Shares. (Accordingly, references in this SAI to the Fund may also include its Subsidiary.) By investing in its Subsidiary, the Fund may be considered to be investing indirectly in the same investments as its Subsidiary and is indirectly exposed to the risks associated with those investments.
The Fund’s Subsidiary is not registered with the SEC as an investment company under the Investment Company Act and is not subject to the investor protections of the Investment Company Act. As an investor in its Subsidiary, the Fund will not have the same protections offered to shareholders of registered investment companies. However, because the Subsidiary is wholly-owned and controlled by the Fund and the Fund is managed by the Adviser, it is unlikely that the Subsidiary will take action in any manner contrary to the interest of the Fund or its shareholders.
Because the Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as the Fund, the Adviser manages the Subsidiary’s portfolio in a manner similar to that of the Fund.
The Subsidiary has a board of directors that oversees its activities. The Subsidiary has entered into a separate investment advisory agreement with the Adviser, and the Fund pays Saturna a fee for its services. The Subsidiary has entered into a separate investment sub-advisory agreement with the Sub-Adviser, and the Adviser pays the Sub-Adviser for its services. The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services.
The Fund and its wholly-owned Subsidiary may not be able to operate as described in the Prospectus and this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.
Portfolio Turnover
The Trust places no formal restrictions on portfolio turnover and will buy or sell investments accounting to the Adviser’s appraisal of the factors affecting the market and the economy. Portfolio turnover may vary from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, or changes in the Adviser’s investment outlook. Excessive portfolio turnover may be considered gambling by Islamic investors. Because the Funds have not yet commenced operations prior to the date of this SAI, the Funds do not have a portfolio turnover rate to provide.
The Adviser seeks to minimize potential current income taxes paid by shareowners, with includes: (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest cost tax lots first.

Disclosure of Portfolio Holdings
The Amana Mutual Funds Trust has adopted a portfolio holdings disclosure policy governing the disclosure of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information, or the information is posted on the Funds’ publicly accessible website, www.amanafunds.com.
Each Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.amanafunds.com.
The Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). The Funds may disclose on an ongoing basis such non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser, independent registered public accounting firm, custodian, financial printer, and to the legal counsel for the Funds’ trustees. The Adviser may disclose daily non-public portfolio holdings information on a next-day basis to service providers to enable the Adviser to perform statistical analysis using those service providers’ systems and software programs. The Adviser may also provide certain non-public portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course.
Non-public portfolio holdings information may be provided to other persons if approved by the Adviser’s president or designee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

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Neither the Adviser, the Funds, nor any affiliated or non-affiliated party shall receive any compensation or other consideration in connection with the disclosure of portfolio holdings.
In view of these Fund policies, it is unlikely that a conflict of interest between the interests of the Funds, the Adviser, or any affiliated person of the Funds may arise. However, should the Adviser’s president become aware that a potential conflict of interest may exist in connection with authorized portfolio disclosures, she will promptly consult with the chairman of the Trust’s Board of Trustees with regard to action to be taken. For further information about conflicts of interest, see Portfolio Managers.
Proxy Voting Policies
The proxy voting guidelines summarize the Adviser’s positions and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted.
The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are varied, there may be instances when the Adviser may not vote in strict adherence to these guidelines. We will evaluate the merits and intentions of all proposals, and will typically vote in favor of those proposals we determine to be constructive to the company, to the environment in which it operates, and to the best interest of its shareowners. We will typically oppose proposals we deem to be immaterial, nuisance proposals, or proposals that would entail significant costs in compliance with little associated benefit.
Regardless of the circumstances, the Adviser will always attempt to vote in accordance with the Funds’ specific investment objectives and policies, which includes careful examination of environmental, social, and governance issues.
The Adviser’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareowners. The research analyst assigned to the sector in which an issue falls is responsible for voting the associated proxies.
These guidelines are reviewed and approved annually by the Trustees. The research analyst will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with a company or management) or uncertainty regarding the merits of any management or shareowner proposal to Saturna Capital’s Proxy Committee for discussion and adjudication. The Proxy Committee consists of the Chief Investment Officer, President, and Chief Legal Officer of the Adviser, as well as other relevant investment professionals who may participate from time to time.
Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. The Funds’ voting record is filed on Form N-PX for each month period ending June 30 and is available (1) without charge, upon request, by calling the Adviser toll-free at 1-800-728-8762; (2) on the Saturna Capital website; and (3) on the SEC’s website at www.sec.gov.

Corporate Governance
We will generally vote FOR:
•	Proposals requesting disclosure of the company’s political contributions and policies governing political contributions.
•	Proposals requesting disclosure of the company’s lobbying expenditures and policies governing lobbying expenditures.
•	Proposals requesting disclosure of the company’s participation in drafting and/or supporting legislation (including the names of partnering organizations, if applicable).
•	Management’s recommendation for ratification of the auditor, except in the case where non-audit fees represent more than 30% of the total fees paid in the previous year.
Corporate Transactions
We will generally vote AGAINST:
•	Authorization to transact other, unidentified, substantive business at the meeting.
We will vote CASE BY CASE on:
•
Mergers and acquisitions, leveraged buyouts, spin-offs, re-incorporations, tax inversions, liquidations, and asset sales with regard to the impact on existing shareowners' and community stakeholders’ interests.

•	Proposals to amend a company’s charter or by-laws.
Director Elections
We will generally vote FOR:
•	Proposals that require a majority of independent Directors.
•	Proposals to separate the Chief Executive Officer and Chairman of the Board positions.
•	Proposals seeking to increase the independence and diversity of board nominating, audit, and compensation committees.
•	Establishment of reasonable retirement age for Directors.
•	Proposals that require Directors to own a minimum number of shares in the company.
We will generally vote AGAINST:
•	Directors who have attended less than 75% of Board meetings.
•	Management proposals that give management the ability to alter the size of the Board without shareowner approval.
•	Efforts to classify the Board or eliminate cumulative voting.
•	The election of Directors who serve on the compensation committee who also serve as CEO of any public company.
•	Proposals to elect Directors on a staggered schedule.

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We will vote CASE BY CASE on:
•	Individual Directors, committee members, or on the entire board.
•	Directors who are incumbent members of the nominating committee if the Board, in our judgment, lacks diversity.
Takeover Defenses
We will generally vote FOR:
•	The elimination of dual class stock with unequal voting rights.
•	Proposals to put poison pills to a shareowner vote.
We will generally vote AGAINST:
•	Proposals to introduce dual-class shareholding structures or non-voting share classes.
•	Proposals to adopt anti-takeover defenses.
Capital Structure
We will generally vote FOR:
•	Proposals to effect stock splits.
•	Proposals authorizing share repurchase programs.
We will vote CASE BY CASE on:
•	Proposals to increase common stock.
Compensation
We will generally vote FOR:
•	Proposals to allow shareowners to vote on executive compensation.
•	Compensation programs that relate executive compensation to a company’s long-term performance.
•	Stock option plans unless they could result in significant dilution or have other provisions clearly not in the interest of existing shareholders.
We will vote CASE BY CASE on:
•
Executive and director compensation. We generally favor capital-related Key Performance Indicators (KPIs): return on capital expenditure (ROCE); return on investment capital (ROIC); economic value added (EVA) rather than accounting-related indicators (sales; earnings per share or EPS); and earnings before interest, taxes, depreciation and amortization (EBITDA).

Environment
We expect companies to be mindful of their environmental record and impact. We will vote in favor of proposals requesting that companies adopt the Ceres principles, and in favor of requests for corporate social responsibility or sustainability reports detailing a company’s environmental practices.
We will also generally vote in favor of any proposal that requests disclosure and/or improvement relating to the company’s approach to:
•	Addressing climate change.
•	Reducing waste.
•	Reducing greenhouse gas emissions.
•	Reducing other toxic emissions.
•	Taking responsibility for toxic cleanup.
•	Mitigating water-related risks.
•	Mitigating negative impact on biodiversity in the communities in which the company operates.
•	The use of harmful pesticides, antibiotics, genetically- engineered organisms, and other chemicals in food production.
•	Health and environmental hazards the company’s operations present to the communities in which it operates.
•	Sustainable business operations.
Social Responsibility
We will generally vote for any proposals that request disclosure and/or improvement relating to the company’s approach to:
•	The representation of women and minorities in the workplace.
•	Equal employment opportunities and/or nondiscrimination policies.
•	Workplace codes of conduct, particularly practices related to employee health and safety.
•	Product-related safety issues, including product quality and recalls.
•	Animal welfare.

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Management of the Trust
Board of Trustees
A Board of five Trustees oversees the Trust: Firas J. Al-Barzinji, Miles K. Davis, Ronald H. Fielding, Asma Y. Mirza, and Jane K. Carten. The Trustees establish policies as well as review and approve contracts and their continuance. The Trustees also elect the officers, authorize the payment of any dividend or capital gain distribution, and serve on committees of the Trust. Trustees serve for the lifetime of the Trust or until their retirement, death, resignation, removal, or non re-election by the shareowners. The Trustees annually appoint officers for one-year terms.
Management Information
Name, Address, and Age	Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
Firas J. Al-Barzinji, JD, MBA[1] 1300 N. State Street Bellingham, WA 98225 Age: 42	Independent Chairman (since 2025); Independent Trustee (since 2022); Audit and Compliance Committee	President, Sterling Management Group, Inc. (management services); Director and Chief Compliance Officer of Sterling Advisory Services, Inc.	Seven	None
Miles K. Davis, PhD[2] 1300 N. State Street Bellingham, WA 98225 Age: 66	Independent Trustee (since 2008); Audit and Compliance Committee; Governance, Nomination and Compensation Committee (Chairman)	Professor of Management at Shenandoah University School of Business; Former Chief Executive Officer and Vice Chancellor of Wigwe University; Former President, Linfield University.	Seven	None
Ronald H. Fielding, MA, MBA, CFA® 1300 N. State Street Bellingham, WA 98225 Age: 77	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert)	Director, ICI Mutual Insurance Company.	Eleven	Saturna Investment Trust
Asma Y. Mirza, MBA 1300 N. State Street Bellingham, WA 98225 Age: 42	Independent Trustee (since 2025); Audit and Compliance Committee; Governance, Nominations and Compensation Committee
Chief Performance Officer, State of Maryland; Former Chief of Staff, White House COVID-19 Response Team; Former Deputy, White House Infrastructure Implementation Team; Former Special Assistant, President of the United States; Former Engagement Manager, McKinsey & Company.
			Seven	None
Interested Trustee
Jane K. Carten, MBA[3] 1300 N. State Street Bellingham, WA 98225 Age: 51	President and Interested Trustee (Since 2025); Governance, Nominations and Compensation Committee
Chairman, Director, CEO, and President, Saturna Capital Corporation; Chairman, Director and Vice President, Saturna Trust Company; Chairman, Director, and President, Saturna Brokerage Services; Chairman, Saturna Sendirian Berhad.
			Eleven	Saturna Investment Trust

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Officers Who Are Not Trustees
Name, Address, and Age	Position(s) held with Trust (length of time served); and term of office	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
Monem A. Salam, MBA[4] 1300 N. State Street Bellingham, WA 98225 Age: 54	Vice President (Since 2025)	Director, Executive Vice President, and Portfolio Manager, Saturna Capital Corporation; Director, Saturna Sendirian Berhad.
Christopher R. Fankhauser[4] 1300 N. State Street Bellingham, WA 98225 Age: 54	Treasurer (since 2002)
Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President, Director, and Chief Operations Officer, Saturna Trust Company

Michael E. Lewis[4,5] 1300 N. State Street Bellingham, WA 98225 Age: 64	Chief Compliance Officer (since 2012)	Chief Compliance Officer, Saturna Capital Corporation, Saturna Trust Company, and Affiliated Funds
Jacob A. Stewart[4] 1300 N. State Street Bellingham, WA 98225 Age: 45	Anti-Money Laundering Officer (since 2015)	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company
Elliot S. Cohen[4] 1300 N. State Street Bellingham, WA 98225 Age: 62	Secretary (since 2022)	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments

As of June 1, 2026, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the Adviser or the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by, or under common control with the Adviser or principal underwriter.

[1]
Mr. Al-Barzinji is Director and Chief Compliance Officer of Sterling Advisory Services, Inc., the investment adviser to two private investment funds that are sub-advised by Saturna Capital Corporation, and which pay an investment sub-advisory fee to Saturna Capital Corporation.

[2]
Saturna Capital Corporation has committed to make a charitable donation to the School of Business at Linfield University to support education programming in sustainable investing. Saturna Capital has committed to make a donation of $125,000 over five years, in the amount of $25,000 a year, beginning on September 30, 2021. Dr. Miles Davis formerly served as President of Linfield University.

[3]	Ms. Carten is an “interested person” of the Trust as an officer of the Adviser. Ms. Carten was elected trustee on February 14, 2025 and seated on May 31, 2025.
[4]
Mr. Salam, Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen are “interested persons” of the Trust as officers and employees of the Adviser. Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen hold the same positions with Saturna Investment Trust, which has four fund portfolios and is also managed by Saturna Capital Corporation.

[5]
During the fiscal year ended May 31, 2026, the Chief Compliance Officer of the Trust received, from the two registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $200,000, of which the Trust paid $125,000.

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Management Ownership Information
As of the date of this SAI, the Funds were new and had not yet issued any Shares.
The following table sets forth the aggregate dollar range of securities owned by each Trustee in all the funds in the fund family overseen by the Trustee, valued as of December 31, 2025. The fund family includes four other series of the Trust which operate as mutual funds, and another registered investment company, Saturna Investment Trust, which has four series.
Trustee/Officer	Aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the Saturna fund family
Firas J. Al-Barzinji	Over $100,000
Miles K. Davis	Over $100,000
Ronald H. Fielding	Over $100,000
Asma Y. Mirza	Over $100,000
Jane K. Carten	Over $100,000

No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in the Adviser, Saturna Brokerage Services Inc., or any Saturna entity.
Leadership Structure and Board of Trustees
As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and the ability to effectively request, evaluate, and discuss information about the Trust with the Adviser and other service providers to the Trust. The chairman of the Board and all other Trustees (except Ms. Carten) are independent of the Adviser or other service providers, and fulfill the legal definition of Independent Trustee. They reside in diverse communities across the continent, and all have lived outside the United States.
The Board has concluded that its current leadership structure, in which the chairman of the Board is an Independent Trustee and not affiliated with the Adviser, is appropriate and in the best interest of shareowners. In light of the services provided to the Trust daily by the Adviser and the responsibilities of the Adviser to the Trust, the Board believes it appropriate and in the best interest of shareowners to have a separate President who is an active adviser employee. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during their tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Trustee:

Firas J. Al-Barzinji, JD, MBA, was added to the Board of Trustees in 2022. He is a Virginia-licensed attorney and serves as  President of Sterling Management Group, Inc. (Herndon, VA), a consulting, venture capital, business management, and real estate investment firm. Mr. Al-Barzinji serves on the boards of several private companies and has worked in private equity since 2012. His main focus has been in agro-industrial and technology investments. Mr. Al-Barzinji also serves multiple charitable institutions through board or committee membership. Mr. Al-Barzinji’s degrees include a bachelor’s degree in English from Virginia Tech, a juris doctor from the George Mason University School of Law, and a master’s degree in business administration from the University of Virginia Darden School of Business. The Board feels Mr. Al-Barzinji’s legal experience, financial business background, volunteer service and board leadership make him an excellent board member.
Miles K. Davis, PhD, is a Professor of Management at Shenandoah University School of Business. Prior to his position with Shenandoah University, he was the former Founding CEO and Vice Chancellor of Wigwe University (Isiokpo, Rivers State, Nigeria). Before assuming the role at Wigwe University Dr. Davis was President of Linfield University (McMinnville, OR). Dr. Davis is active in the microfinance movement, and lectures regularly in the US, Africa, and Europe. An authority on entrepreneurship, his work focuses on the areas of integrity, values, and principles within the business world. He is a former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business at Shenandoah University (Winchester, VA). Dr. Davis earned a bachelor’s degree in communications from Duquesne University, a master’s degree in human resource development from Bowie State University, and a doctorate in organizational behavior and management from The George Washington University. The Board feels Dr. Davis’ proven academic leadership skills, financial background, and experience make him an excellent board member.
Ronald H. Fielding, MA, MBA, CFA®, has worked in the mutual fund industry as a portfolio manager, owner, and senior officer of mutual fund advisers for over 35 years. He has served on the board of Investment Company Institute Mutual Insurance for over 20 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor’s degree in liberal arts from St. John’s College, plus master’s degrees in economics and business from the University of Rochester. The Board feels Mr. Fielding’s demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards, including ICI Mutual Insurance and St. John’s College, make him an excellent board member.
Asma Y. Mirza, MBA, has spent her career solving big problems facing businesses and governments. Ms. Mirza is currently the Chief Performance Officer for the State of Maryland, where she focuses on the Governor’s priorities including co-lead for the economic response to protect workers and businesses related to the Francis Scott Key Bridge collapse in Baltimore. Ms. Mirza served as the Chief of Staff to the White House COVID-19 Response Team and as a Deputy at the White House Infrastructure Implementation Team & Special Assistant to the President. Prior to Ms. Mirza’s distinguished public service career, she was an Engagement Manager at McKinsey & Company. The Board believes Ms. Mirza’s demonstrated leadership and managerial experience, both in the private and the public sector, make her an excellent board member.

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Jane K. Carten, MBA, graduated from Western Washington University with an MBA and undergraduate degree in Computer Science and Business. As Chairperson, Director, Chief Executive Officer, and President of the Adviser, Ms. Carten oversees Saturna’s daily operations and holds officer positions and directorships with certain Saturna Capital affiliates as noted previously. Ms. Carten is also the Chairman, Director, and Vice President of Saturna Trust Company and the Chairman, Director and President of Saturna Brokerage Services, Inc. Ms. Carten is active in the Bellingham Bay Rotary and is a member of the Young Presidents’ Organization. She is a founder of the nonprofit OpenAccess Internet Services and is a Bellingham Sister Cities member and contributor. The Board believes Ms. Carten’s demonstrated mutual fund industry experience and background, and her volunteer service and leadership on community boards, make her an excellent board member.
Board Role in Risk Oversight
The Board’s role in management of the Trust is oversight. Day- to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the Adviser. Distribution services for the Funds are the responsibility of Paralel Distributors LLC. The Board provides general supervision and risk oversight with respect to the operation of the Trust and the Funds, including through the following activities: receipt of reports from the Adviser, the Sub-Adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers, and regulators. The chairman’s duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.
Committees
The Board has established two standing committees: the Audit and Compliance Committee and the Governance, Compensation, and Nominations Committee. The respective duties and current memberships of the standing committees are:
Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firm, reviews all audit reports, and monitors compliance programs. Ronald H. Fielding (the Committee's Chair and Audit Committee Financial Expert), Miles K. Davis, Firas J. Al-Barzinji, and Asma Y. Mirza are the members of the Audit and Compliance Committee. During the fiscal year ended May 31, 2026, the Audit and Compliance Committee met once.

Governance, Compensation, and Nominations Committee. The Governance, Compensation, and Nominations Committee oversees the Board’s annual review of operations and structure, and recommends trustee compensation. Shareowners wishing to recommend nominees may do so by sending written information to Dr. Davis (Committee Chairman) at his address as given above. Miles K. Davis, Asma Y. Mirza and Jane K. Carten (an Interested Trustee) are the members of the Governance, Compensation, and Nominations Committee. With respect to the selection of nominees for Independent Trustees, Ms. Carten acts solely in an advisory capacity and does not vote. During the fiscal year ended May 31, 2026, the Governance, Compensation, and Nominations Committee met once.
Compensation
The Adviser, not the Trust, pays the salaries of officers of the Trust, except the Trust’s Chief Compliance Officer’s salary, for which the Trust may partially reimburse the Adviser. Fund Trustees who are interested persons of the Trust, as defined in the Investment Company Act, receive no salary or fees from the Trust. The Trust pays the Independent Trustees $3,500 per quarter in arrears, $1,000 per board meeting attended (in person or by phone), $250 for each portfolio of the Trust, and reimbursement of travel expenses. The Trustees are also paid $250 for committee meetings attended. The Trust pays the Board chairman and each committee chairman an additional $500 per quarter in arrears. For the fiscal year ended May 31, 2026, the Trust paid $69,000 of compensation expenses. No pension or retirement benefits were incurred.
Code of Ethics
The Trust, the Adviser, and its affiliate brokerage firm, Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended (Investment Company Act) and Rule 204A-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on investing in securities that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or the Adviser, and is available on the Trust’s website.
The Funds’ Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act, which applies to the personal investing activities of directors, officers and certain employees (“access persons”).  The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. A copy of the Codes of Ethics is on file with the SEC, and is available to the public.
The Funds’ Distributor has also adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act, which applies to the personal investing activities of directors, officers and certain employees (“access persons”).  The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. A copy of the Codes of Ethics is on file with the SEC, and is available to the public.

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Trustee Compensation for Fiscal Year ended May 31, 2026
Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
M. Yaqub Mirza; Trustee, Independent Chairman[1]	$5,500	$0	$0	$5,500
Miles K Davis; Trustee	$21,500	$0	$0	$21,500
Ronald H. Fielding; Trustee[2]	$21,250	$0	$0	$29,500
Firas J. Al-Barzinji, Trustee, Independent Chairman	$20,750	$0	$0	$20,750
Asma Y. Mirza; Trustee[3]	$0	$0	$0	$0
Nicholas F. Kaiser; Trustee1	$0	$0	$0	$0
Jane K. Carten; Trustee	$0	$0	$0	$0

1	Dr. M. Yaqub Mirza and Mr. Nicholas F. Kaiser retired from the Board effective June 2025.
2	Ronald H. Fielding serves as Trustee to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser.
3	Asma Y. Mirza has elected to waive her trustee fee from the Trust.

Control Persons and Principal Holders of Securities
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.
As of June 24, 2026, the Adviser owned all of the initial Shares issued by each Fund. No other person owned of record or was known by any Fund to own beneficially 5% or more of the Fund’s outstanding equity securities at that time.
Investment Advisory and Other Services
Investment Adviser
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 (“Adviser”) is the Investment Adviser for the Trust. Ms. Jane K. Carten, Director, CEO, and President of the Adviser, through her ownership of 52% of its voting stock, is a control person of the Adviser. The Nicholas Ferguson Kaiser Revocable Trust, though its ownership of 41% of the Adviser's voting stock, is a control person of the Adviser. Ms. Carten is also a Trustee and the President of the Amana Mutual Funds Trust. A discussion regarding the basis for the Board of Trustees’ approval of each Fund's investment advisory agreement will be available in the Funds’ Form N-CSR for the period ending November 30, 2026.
Ms. Jane Carten, a Trustee of the Trust, is Chairman, Director, CEO, President, and controlling shareowner of Saturna Capital; she is also Chairman, President, and a Director of Saturna Brokerage Services, Inc., which is the Adviser’s wholly-owned subsidiary, and Chairman, Director, and a Vice President of Saturna Trust Company. The Nicholas Ferguson Kasier Revocable Trust is a controlling shareowner of Saturna Capital. Mr. Fankhauser, an officer of the Trust, is Chief Operations Officer and a Director of Saturna Capital; he is also Chief Operations Officer and a Vice President of Saturna Brokerage Services, Inc. and a Director, Chief Operations Officer, and Vice President of Saturna Trust Company. All employees of Saturna Brokerage Services, Inc. are also employees of the Adviser.
Sub-Adviser
Vident Advisory, LLC, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is each Fund’s investment sub-adviser (the “Sub-Adviser”). The sub-adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the adviser and the Fund’s board of trustees.
The Adviser pays fees to a Fund’s Sub-Adviser from the advisory fees that it earns from the Fund.
The Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreement”) with respect to each Fund. Pursuant to that Sub-Advisory Agreement, the Adviser will pay the Sub-adviser an annual minimum fee of $40,000 (waived for the first six months) and:
(i)	04% for Fund assets up to $250 million;
(ii)	03% for Fund assets between $250 and $500 million; and
(iii)	02% for Fund assets above $500 million.
Advisory Fee
The Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with respect to each Fund effective June 24, 2026. Pursuant to that Advisory Agreement, each Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

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Fund	Advisory Fee
Amana Equity Income ETF	0.76%
Amana Growth ETF	0.61%
Amana Developing World ETF	0.91%

The Adviser agrees to pay all expenses of each Fund, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under each Fund’s Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), and (vii) litigation expenses and other extraordinary expenses (including litigation to which a Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Advisory Agreement is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a majority vote of the outstanding shares of the Fund (as defined by the Investment Company Act). The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding Shares on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. The Advisory Agreement automatically terminates if it is assigned.
Administrator
UMB Fund Services, Inc. serves as the Funds’ administrator. UMB Fund Services’ principal address is 235 West Galena Street, Milwaukee, Wisconsin 53212. Pursuant to the Administration Agreement with the Trust on behalf of the Funds, UMB Fund Services provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Funds. In addition, UMB Fund Services makes available the office space, equipment, personnel, and facilities required to provide such services. As compensation for these services, UMB Fund Services receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.
Distribution Arrangements
Paralel Distributors LLC (“Paralel” or the “Distributor”) serves as the distributor in connection with the continuous offering of each Fund’s Shares.

Shares are continuously offered for sale by the Trust through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Fund Shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents.
The Distributor may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers may also be Authorized Participants, Depository Trust Company (“DTC”) participants and/or investor services organizations.
In connection with the sale of its Shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the Securities Act of 1933, the Investment Company Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the Investment Company Act.
Additional Payments to Financial Intermediaries
Saturna Capital and/or its affiliates may pay additional compensation or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) for certain activities related to the Funds, including marketing and education support and the sale of the Funds’ Shares.
Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, which may include without limitation, participating in joint advertising with a Financial Intermediary, granting Saturna Capital and/or its affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, allowing Saturna Capital and/or its affiliates’ personnel to attend conferences, placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; training, due diligence, sales reporting data or information and other promotional incentives, and furnishing marketing support and other services. Saturna Capital and/or its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

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The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Funds attributable to the Financial Intermediary, the particular Funds or fund type or other measures as agreed to by the Adviser and/or its affiliates and the Financial Intermediaries or any combination thereof.  The amount of these payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund Shares and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Funds.
Saturna Capital and/or its affiliates are motivated to make the payments described above since they promote the sale of Fund Shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain Shares of the Funds in their clients’ accounts, Saturna Capital and/or its affiliates benefit from the incremental management and other fees paid to Saturna Capital and/or its affiliates by the Funds with respect to those assets.
Subsidiaries’ Service Providers
The Amana Equity Income ETF may invest a portion of its assets in a wholly-owned and controlled subsidiary, which is organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s Subsidiary has entered into an agreement with the Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services. The Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the  Fund’s assets. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and the Subsidiary.
Rule 12b-1 Plan
Each Fund has adopted a distribution and service plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No distribution fees are currently charged to the Funds and there are currently no plans to impose these fees.

Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of a Fund’s assets attributable to Shares as compensation for any activity primarily intended to result in the sale of Shares or for providing or arranging for others to provide shareholder services. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then-current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.
The Plan was adopted in order to permit the implementation of the Funds’ method of distribution. The Trustees, in approving the Plan, expected that it could potentially help the Adviser and Distributor have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to regular Trustee approval, a portion of Fund assets to make payments to the Distributor or third parties for marketing, distribution, and other services. In the event that 12b-1 fees are charged in the future, because each Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent by a Fund under the Plan without approval by a majority of the outstanding shares of any class of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
Custodian and Transfer Agent
The Funds’ custodian and transfer agent is Brown Brothers Harriman & Co., 140 Broadway New York, New York 10005.
The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund Shares, and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund Shares, the proceeds are paid to the shareowner from a Fund’s account at the custodian bank.

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Brown Brothers Harriman & Co. also serves as the Fund’s transfer and servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions.
Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of May 31 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns.
Portfolio Managers
All Saturna Capital employees, including Bryce R. Fegley, Scott F. Klimo, Jason S. Mitchell, Monem A. Salam, Levi Stewart Zurbrugg, and other portfolio managers, are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As owners of shares and/or stock options of Saturna Capital, Messrs. Fegley, Klimo, Mitchell, Salam, and Stewart Zurbrugg may benefit from any increase in its value per share that might result from its operations or profits. They may also receive dividends on shares of Saturna Capital. All Saturna Capital employees are eligible for a retirement plan, health care and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a Fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the Adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating and 2% of the monthly fee for a 5-star rating.
Saturna Capital’s portfolio managers may manage multiple accounts, including mutual funds, exchange-traded funds, and separate accounts for individuals, investment partnerships, pension funds, and charities. Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that account. The management of multiple accounts may give rise to potential conflicts of interest when the accounts have similar or different objectives, benchmarks, time horizons, and fees because the portfolio manager must allocate his time and investment ideas across multiple accounts. Consequently, a manager may purchase (or sell) a security for one account and not for another. The Adviser has adopted policies designed to fairly allocate securities purchased or sold on an aggregated basis.
Transactions executed for one account may adversely affect the value of securities held by other accounts. Securities selected for some accounts may outperform the securities selected for others.

Portfolio Managers (as of May 31, 2026)
Portfolio Manager:	Trust portfolios served as primary manager (assets):	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets):	Other accounts (assets):
Bryce R. Fegley	None	Saturna Core Fund ($43,585,641)	None	Two ($20,452,470)
Scott F. Klimo	Amana Growth Fund ($6,768,596,317)	Saturna Growth Fund ($84,754,285)	None	None
Monem A. Salam	Amana Income Fund ($2,318,369,605) Amana Developing World Fund ($210,616,957)	None	None	Sixty-Five ($221,599,400)
Levi Stewart Zurbrugg	None	Saturna Core Fund ($43,585,641)	Four ($77,789,404) [1]	Sixteen ($66,139,470)
Jason S. Mitchell	None	None	None	None
1 Asset managed with a performance fee.

A Fund’s net monthly advisory fee is solely dependent on Fund assets. The net monthly advisory fee from each series of Saturna Investment Trust is 0.50% of average daily net assets.
 Since all fund assets vary over time with performance and investors favor funds with superior investment records, the portfolio manager’s bonus is a function of both performance and assets.

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Three of the private pooled investment portfolios managed by Mr. Zurbrugg pay Saturna Capital as adviser a performance fee of 10% of the year’s increase in net asset value achieved from the previous highest year-end net asset value. There is no base fee and no performance fee in years when the net asset value is below the highest previous value. As portfolio manager, Mr. Zurbrugg normally receives a significant portion of any fee earned as a bonus.
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. To reduce this risk, a mutual fund portfolio manager’s account performance bonus depends upon the Fund’s overall Morningstar™ rating, which derives from investment results over the last three, five, and 10 years. A portfolio manager’s compensation tends to increase with assets under management, which in turn may increase the value of Saturna Capital.
Portfolio Manager Ownership
As of the date of this SAI, the Funds were new and had not yet issued any Shares.
Brokerage Allocation
The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Sub-Adviser, subject to the general oversight of the Board of Trustees. Although it is permitted to do so, the Adviser does not allocate brokerage to any broker in return for research or services.
The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the Sub-Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement, and the financial strength and stability of the broker. The Sub-Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Sub-Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.
When consistent with best execution, brokerage may be directed to Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the Adviser, a general securities brokerage firm which engages in a discount brokerage business. Saturna Brokerage Services currently executes portfolio transactions for the Trust for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker.
The Trustees receive reports on each Fund’s brokerage activity at each regular meeting. Meetings are held on a quarterly schedule.
Capital Stock
The Amana Mutual Funds Trust is a Delaware statutory trust and is organized as a “series” investment company. The Trust has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series.

The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other. The Trust currently consists of seven series. The three Funds described in this SAI, Amana Equity Income ETF, Amana Growth ETF, and Amana Developing World ETF, are ongoing series of the Trust. The Trust has four additional series that operate as mutual funds and are described in a separate prospectus and statement of additional information: the Amana Income Fund, Amana Growth Fund, Amana Developing World Fund and Amana Participation Fund. Each of these mutual funds is divided into two classes, Investor Class and Institutional Class.
All Shares are freely transferable. There are no material obligations or potential liabilities associated with owning a Fund’s Shares except the investment risks described in the Funds’ prospectus and summary prospectuses, and in this statement of additional information in the section Fund Descriptions, Investments, and Risks on page one. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument provides for indemnification out of Trust or Fund property of any shareowner nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareowner. The shareowners of each separate Fund may look only to that Fund for dividends, income, capital gains or losses, redemption, liquidation, or termination.
Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Amended and Restated Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in a Fund.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareowners may be required to liquidate or transfer their Shares at an inopportune time, and shareowners may lose money on their investment.
Purchase, Redemption, and Valuation  of  Shares
See Purchase and Sale of Fund Shares in each Fund’s Summary Prospectus and Valuation of Fund Shares in the Trust’s Prospectus for an explanation about the ways to purchase or sell Shares. Individual shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price.

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Net Asset Value
Each Fund computes its net asset value (NAV) per Share on each Business Day by dividing the value of all securities and other assets, less liabilities, by the number of Shares outstanding of that Fund. A Business Day is any day on which the New York Stock Exchange (NYSE) is open for business. The daily net asset value is determined for each Fund as of the close of trading on the NYSE (generally 4 p.m. Eastern time) on each day the NYSE is open for trading. The NYSE is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.
Pricing of Foreign Equity Securities
Foreign securities traded outside the US are valued on the basis of their most recent closing market prices at 4 p.m. Eastern time. Foreign markets may close before the time at which the Funds’ net asset values are determined. Because of this, events occurring after the close of a foreign market and before the determination of the Funds’ net asset values may have a material effect on the Funds’ foreign security prices.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of the Funds are listed and traded on the Exchange identified on the cover of this SAI at trading prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the Shares will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the Shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove a Fund’s Shares from listing and trading upon termination of the Fund.
Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or the total value of an investor’s investment in the Fund.

Book Entry Only System
The information below supplements and should be read in conjunction with the Prospectus.
The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ Shares. Shares are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC.
The DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants, by the Exchange, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Fund Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts

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 proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General
The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Currently, the number of Shares that constitutes a Creation Unit is 10,000 Shares. In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s Shares that constitute a Creation Unit. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make changes in the number of Shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Creation Units may be purchased and redeemed only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and any handbook or similar document governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.
Investors who are not Authorized Participants may purchase and sell shares of the Funds through an Authorized Participant or on the secondary market.
Because the portfolio securities of the Funds may trade on days that the New York Stock Exchange is closed or are otherwise not Business Days for the Funds, shareowners may not be able to purchase or redeem their Fund Shares, or purchase or sell Fund Shares on the Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.
Custom Baskets
The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of a Fund’s portfolio holdings; or the Fund may utilize “Custom Baskets” provided that certain conditions are met. A Custom Basket is (i) a Basket that is composed of a non-representative selection of a Fund’s portfolio holdings, or (ii) a representative Basket that is different from the initial Basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether the Custom Basket increases the liquidity of the Fund’s portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Fund’s portfolio when other Basket options exist; (4) whether and to what extent to include cash in the Basket; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund Shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

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Purchases of Creation Units
The consideration for the purchase of Creation Units of a Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket.  Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”
The Custodian or the Adviser normally makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of regular trading on the Exchange, the estimated amount of the Cash Component to be included in the Fund Deposit for the day along with the list of names and number of shares of each security in a pro rata slice of the portfolio, which normally represents the Deposit Securities and Deposit Cash in the day’s Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to a Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.
The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.
The Adviser, on behalf of the Funds, will convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of a Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any cash received into foreign investments.
Placement of Purchase Orders
For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to a Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Transfer Agent’s online order taking portal, the completion of all required fields, including as set forth in the AP Agreement are properly followed.
Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. A Purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for, and Issuance of, Creation Units
All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund and the Fund’s determination shall be final and binding.
Each Fund reserves the right to reject or revoke acceptance of a creation order, for any reason, provided that such action is not in contravention of Rule 6c-11. For example, a Fund may reject or revoke acceptance of a creation order including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor and the Adviser make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Funds, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may be rejected.
A Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a

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 value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). A Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Once a Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+1” basis (i.e., one Business Day after trade date), unless the Fund and Authorized Participant agree to a different Settlement Date. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.
Creation Transaction Fees
A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.
The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	Standard Transaction Fee	Maximum Variable Transaction Fee*
Equity Income ETF	$300 (in-kind and cash transaction)	0.05%
Growth ETF	$300 (in-kind and cash transaction)	0.05%
Developing World ETF	$2,000 (in-kind and cash transaction)	0.50%
*as a percentage of the Creation Unit(s) purchased.
The Adviser may adjust the transactions fees from time to time based on actual experience and may waive some or all of the transaction fees from time to time.

Redemptions of Creation Units
The consideration paid by a Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities.  Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”
The Custodian or the Adviser normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the estimated amount of the Cash Component to be included in a Fund Redemption for the day along with the list of names and the number of shares of in a pro rata slice of the portfolio, which normally represents the Redemption Securities and Redemption Cash in the day’s Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of a Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund Shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by a Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree.
The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting a Fund’s Underlying Index and may not be the same as the Deposit Securities.
Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.
The Adviser, on behalf of a Fund, may sell investments denominated in foreign currencies and convert such proceeds into U.S. Dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of a Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any investments into U.S. Dollars.
Placement of Redemption Orders
For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are

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 not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
The AP Agreement sets forth the different methods whereby Authorized Participants can submit purchase or redemption requests. A purchase or redemption request is considered to be in “proper form” if a request in a form satisfactory to a Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase or redemption order, such as, in the case of purchase or redemption orders submitted through the Transfer Agent’s website, the completion of all required fields, and including as set forth in the AP Agreement are properly followed.
Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. A purchase or redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for, and Redemption of, Creation Units
All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by a Fund, and the Fund’s determination shall be final and binding.
Each Fund reserves the right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to a Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. A Fund or Distributor will notify the Authorized Participant of such rejection, but the Funds, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.
The payment by a Fund of the Fund Securities, including Redemption Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.
To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund’s Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Trust, on behalf of a Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered.  If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash. In addition, because redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws, each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering a Fund Security under such laws.  All such redemptions will involve Custom Baskets, subject to the Trust’s policies and procedures governing Custom Baskets.
Once a Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by a Fund typically are settled on a “T+1” basis (i.e., one Business Day after trade date), but may be made up to seven days later, particularly in stressed market conditions, unless the Fund and Authorized Participant agree to a different Settlement Date. Each Fund reserves the right to settle in-kind redemption transactions involving foreign securities up to 15 days later to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

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In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Redemption Transaction Fees
A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses.  Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses.  Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
Fund	Standard Transaction Fee	Maximum Variable Transaction Fee*
Equity Income ETF	$300 (in-kind and cash transaction)	0.05%
Growth ETF	$300 (in-kind and cash transaction)	0.05%
Developing World ETF	$2,000 (in-kind and cash transaction)	0.50%
*as a percentage of the Creation Unit(s) redeemed.

The Adviser may adjust the transactions fees from time to time based on actual experience and may waive some or all of the transaction fees from time to time.
Taxation on Creations and Redemptions of Creation Units
An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service (the “Service”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Postponement of Redemptions
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than 15 calendar days.
The right of redemption may also be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Taxation of the Trust
Each Fund is a separate economic entity and as such, the tax status and tax consequences to shareowners of each Fund may differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.
Each Fund intends to qualify as a regulated investment company for US federal income tax purposes. In order to so qualify, a Fund must satisfy certain requirements with respect to the types of income that it earns each year (the “Income Requirement”) and satisfy other requirements with respect to diversifying its investment holdings, measured at the end of each quarter of its taxable year (the “Diversification Requirement”).
Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as each has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income tax on the amounts so distributed.
If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareowners and (b) the shareowners would treat all those distributions, including distributions of net capital gain, as dividends to the extent of that Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareowners, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gains – a maximum rate of 20%) and eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

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The Trust’s custodian may use foreign sub-custodians to hold securities of a Fund outside the US, which can subject the Fund to foreign withholding or other taxes. Working with its custodian, the Fund can normally reclaim such foreign taxes.
Dividends (including capital gain dividends) and redemption proceeds paid to shareholders may be subject to withholding tax (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish its broker with the shareholder’s correct Social Security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the broker that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.
In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard.
Dividends a Fund pays to a foreign shareowner, other than (1) dividends paid to a foreign shareowner whose ownership of shares is effectively connected with a US trade or business the shareowner carries on and (2) capital gains distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if properly designated by a Fund, will be exempt from that tax.
Investment in the Subsidiary
The Equity Income ETF may invest up to 20% of its total assets (by value) in its Subsidiary for the purpose of gaining exposure to Islamic income-producing investments (murabaha and wakala) for its cash positions within the limitations of the Income Requirement and the Diversification Requirement. The Subsidiary will be classified as a corporation for federal tax purposes and, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a US trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that the Subsidiary will conduct its securities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a US trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain US-source income, including dividends and certain interest income, which is not effectively connected with a US trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to US- source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with US banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).
The Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Internal Revenue Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power or 10% or more of the total value of all classes of a foreign corporation’s voting stock. Because the Fund is a United States shareholder of its Subsidiary – it is a United States person that owns and will continue to own at least 10% of the voting power or 10% or more of the total value of the Subsidiary’s stock – that owns all of the Subsidiary’s stock, the Subsidiary thus is a CFC. As a United States shareholder, the Fund annually is required to include in its gross income all of its Subsidiary’s “subpart F income” – which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of the Subsidiary’s income – regardless of whether the Subsidiary distributes that income to the Fund. The Fund’s recognition of its Subsidiary’s subpart F income increases its tax basis in its stock in the Subsidiary. Distributions by the Subsidiary to the Fund, if any, will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.
Financial Statements
The Funds will provide annual and semi-annual reports, and Financial Statements and Additional Information, without charge upon written request or request by telephone at 888-732-6262. The Annual and Semi-Annual Reports to Shareowners and the Financial Statements and Additional Information are also available on the Funds' website at www.amanafunds.com.

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